EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-30467, 33-43792, 333-01155, 333-59343,
and 333-59341.



                                                             ARTHUR ANDERSEN LLP

San Diego, California
June 23, 1999











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